UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2005

CAMDEN NATIONAL CORPORATION

(Exact name of Registrant as specified in charter)

MAINE	01-28190	01-0413282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

Two Elm Street, Camden, Maine	04843
(Address of principal executive offices)	(Zip Code)

(207) 236-8821

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 25, 2005, Camden National Corporation adopted the Management Stock Purchase Plan attached hereto as Exhibit 10.1. This Plan is a component of the 2003 Stock Option and Incentive Plan, which was approved by shareholders at the Company’s Annual Meeting held on April 29, 2003. In addition, the form of restricted share agreement and form of bonus election agreement utilized under this Plan are attached hereto as Exhibit 10.2 and 10.3, respectively.

Item 9.01 – Financial Statements and Exhibits

(c)	Exhibits.

10.1	Camden National Corporation Management Stock Purchase Plan

10.2	Form of Restricted Share Agreement

10.3	Form of Bonus Election Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

CAMDEN NATIONAL CORPORATION

By:	/s/ Gregory A. Dufour	Date: January 25, 2005
Gregory A. Dufour
Chief Banking Officer and Principal
Financial & Accounting Officer